UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 24, 2011

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On January 24, 2011, Park National Corporation (“Park”) issued a news release (the “Financial Results News Release”) announcing financial results for the three months and year ended December 31, 2010.  A copy of this Financial Results News Release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Park’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate Park’s performance. Specifically, management reviews return on average tangible common equity, return on average tangible assets, tangible common equity to tangible assets and tangible common book value per common share.  Management has included in the Financial Results News Release information relating to the return on average tangible common equity, return on average tangible assets, tangible common equity to tangible assets and tangible common book value per common share for the three and twelve month periods ended December 31, 2010 and 2009.  For purposes of calculating the return on average tangible common equity, a non-GAAP financial measure, net income available to common shareholders for each period is divided by average tangible common equity during the period. Average tangible common equity equals average stockholders’ equity during the applicable period less (i) average goodwill and other intangible assets during the applicable period and (ii) average preferred stock during the applicable period. For the purpose of calculating the return on average tangible assets, a non-GAAP financial measure, net income available to common shareholders for each period is divided by average tangible assets during the period.  Average tangible assets equals average assets during the applicable period less average goodwill and other intangible assets during the applicable period.  For the purpose of calculating tangible common equity to tangible assets, a non-GAAP financial measure, tangible common equity is divided by tangible assets.  Tangible common equity equals stockholders’ equity less preferred stock and goodwill and intangible assets.  Tangible assets equals total assets less goodwill and intangible assets.  For the purpose of calculating tangible common book value per common share, a non-GAAP financial measure, tangible common equity is divided by common shares outstanding at period end.  Management believes that the disclosure of return on average tangible common equity, return on average tangible assets, tangible common equity to tangible assets and tangible common book value per common share presents additional information to the reader of the consolidated financial statements, which, when read in conjunction with the consolidated financial statements prepared in accordance with GAAP, assists in analyzing Park’s operating performance and ensures comparability of operating performance from period to period while eliminating certain non-operational effects of acquisitions and, in the case of return on average common equity and tangible common book value per common share, the impact of preferred stock.  In the Financial Results News Release, Park has provided a reconciliation of average tangible common equity to average stockholders’ equity, average tangible assets to average assets, tangible common equity to stockholders’ equity and tangible assets to total assets solely for the purpose of complying with SEC Regulation G and not as an indication that return on average tangible common equity, return on average tangible assets, tangible common equity to tangible assets and tangible common book value per common share are substitutes for return on average equity, return on average assets, common equity to assets and common book value per common share, respectively, as determined by GAAP.

Item 7.01 — Regulation FD Disclosure

The following is a discussion of the actual financial results for the three months and year ended December 31, 2010, and a comparison of these results to the guidance previously provided within the Form 10-Q for the quarterly period ended September 30, 2010 (the “September 30, 2010 Form 10-Q”) as well as a comparison of these results to the original projection included in the Annual Report to Shareholders for the fiscal year ended December 31, 2009 (the “2009 Annual Report”). Finally, the following paragraphs also discuss the projected results for the year ending December 31, 2011.

Net Interest Income:

For the fourth quarter of 2010, net interest income was $68.5 million and for the year ended December 31, 2010, net interest income was $274.0 million.  On page 38 of the 2009 Annual Report, management projected that net interest income would be between $265 million and $275 million. In the September 30, 2010 Form 10-Q, management projected that net interest income would be in the high end of the range of $265 million to $275 million for 2010.  Net interest income for the year ended December 31, 2010 was in line with management expectations.  For the year ended December 31, 2010, loans increased by $92.3 million, or 2.0 percent, which was in line with Management's projection in the 2009 Annual Report of 1% to 3%.  For the year ending December 31, 2011, management expects net interest income to be between $268 million and $278 million.

Provision for Loan Losses:

For the three months ended December 31, 2010, the provision for loan losses was $20.4 million and net loan charge-offs were $16.5 million. For the year ended December 31, 2010, the provision for loan losses was $64.9 million and net loan charge-offs were $60.2 million.  On page 40 of the 2009 Annual Report, management projected that the provision for loan losses would be between $45 million and $55 million. In the September 30, 2010 Form 10-Q, management projected that the provision for loan losses would be approximately $55 million to $60 million in 2010.  The actual results for 2010 exceeded the top end of the range by $4.9 million.  Several factors contributed to this, including the increase in nonaccrual loans, declines in collateral values for certain loans that are collateral dependent, as well as the potential impact from the Gulf of Mexico oil spill. Park and Vision Bank management continue to work very closely with those borrowers who could be impacted by the oil spill, assisting them through the claims process and assessing their continued ability to repay contractual principal and interest.  During 2010, nonaccrual loans increased by $55.7 million, primarily due to loans which were deemed troubled debt restructurings and therefore placed on nonaccrual status. For the year ended December 31, 2011, management expects the provision for loan losses will be approximately $47 million to $57 million.

Other Income:

For the fourth quarter of 2010, total other income was $14.7 million and for the year ended December 31, 2010, total other income was $65.6 million, excluding in each case gains from the sale of securities.  On page 39 of the 2009 Annual Report, management projected that total other income (excluding gains from the sale of securities) would be $68 million for 2010.  In the September 30, 2010 Form 10-Q, management reiterated the same guidance as provided in the 2009 Annual Report.  Total other income for the year ended December 31, 2010 was $2.4 million below the latest projection, mainly as a result of devaluations of other real estate owned. For the year ending December 31, 2011, management expects other income to be within a range of $63 million to $67 million.

Gain on Sale of Securities:

On page 39 of the 2009 Annual Report, management projected that a pre-tax gain of $7.3 million would be recognized from the sale of $200 million of securities during the first quarter of 2010. During the first quarter of 2010, Park actually sold $201 million of investment securities for a pre-tax gain of $8.3 million.  During the second quarter of 2010, Park sold $56.8 million of investment securities for a pre-tax gain of $3.5 million.  Additionally, there was a small gain of $45,000 in the fourth quarter of 2010 from the sale of investment securities.  In total, Park had $11.9 million of pre-tax gains from the sale of investment securities for the year ended December 31, 2010.  Management does not currently expect any gains or losses on the sale of investment securities during 2011, although at December 31, 2010, Park had a net unrealized gain of $23.3 million in available for sale securities.

Other Expense:

Total other expense was $46.5 million for the three months ended December 31, 2010 and was $187.1 million for the year ended December 31, 2010.  On page 39 of the 2009 Annual Report, management projected that total other expense would be $191 million for 2010.  In the September 30, 2010 Form 10-Q, management projected that total other expense would be between $188 million and $190 million for 2010.  Total other expense for the year ended December 31, 2010 was $0.9 million less than the low end of the range from the latest projection. Management expects total other expense to be approximately $183 million to $187 million for 2011.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report on Form 8-K, including Exhibit 99.1 included within this Current Report, contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park’s loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park’s ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; the effects of the Gulf of Mexico oil spill; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park’s reports filed with the Securities and Exchange Commission including those described in “Item 1A. Risk Factors” of Part I of Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2010, June 30, 2010, and September 30, 2010.  Undue reliance should not be placed on the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Item 8.01 – Other Events

Declaration of Cash Dividend

As reported in the Financial Results News Release, on January 24, 2010, Park's Board of Directors declared a $0.94 per share quarterly cash dividend in respect of Park’s common shares.  The dividend is payable on March 10, 2011 to common shareholders of record as of the close of business on February 25, 2011.  A copy of the Financial Results News Release is included as Exhibit 99.1 and the portion thereof addressing the declaration of the cash dividend by Park’s Board of Directors is incorporated by reference herein.

Notification of Date of 2011 Annual Meeting of Shareholders

Park’s Board of Directors took action to set the date of Park’s 2011 Annual Meeting of Shareholders, which will be held on April 18, 2011.  The record date for determining the common shareholders entitled to receive notice of and vote at the 2011 Annual Meeting of Shareholders was also set by Park’s Board of Directors to be the close of business on February 25, 2011.

Item 9.01 – Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on January 24, 2011 addressing financial results for the three months and year ended December 31, 2010.

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: January 24, 2011	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated January 24, 2011

Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on January 24, 2011 addressing financial results for the three months and year ended December 31, 2010.